Exhibit 23.1
to Registration Statement
Registration No. 333-84276

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CenturyTel, Inc.:

            We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus dated April 29, 2002.

/s/ KPMG LLP

Shreveport, Louisiana
May 10, 2002